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                                                                  Exhibit 10.4.1

                 FIRST AMENDMENT TO INDUSTRIAL REAL ESTATE LEASE

     This First Amendment to Industrial Real Estate Lease is made and entered into as of the 24th day of January, 2002, by and between GEM Big Bethel, L.L.C. ("Landlord") and Cost Plus, Inc. ("Tenant").

                              W I T N E S S E T H:

     WHEREAS, GEM 460 Associates I, L.L.C. ("GEM 460") and the Tenant executed and delivered an Industrial Real Estate Lease, dated February 12, 2001 (the "Original Lease"), pursuant to which GEM 460 leased to Tenant all that certain piece or parcel of land situate in Isle of Wight County, Virginia consisting of approximately forty-five (45) acres (being described in Exhibit A attached to the Original Lease) and containing all improvements constructed thereon, including a building of approximately five hundred thousand (500,000) square feet as specified in the Original Lease and pursuant to which GEM 460 granted to Tenant an expansion option as set forth in Article 15 of the Original Lease with regard to that certain adjacent piece or parcel of land, consisting of approximately 6.6 acres (being described in Exhibit G attached to the Original Lease); and

     WHEREAS, by Deed, dated October 31, 2001, GEM 460 conveyed all of its right, title and interest in and to the property subject to the Original Lease to Landlord and by an Assignment and Assumption Agreement of Lease, dated October 31, 2001, GEM 460 assigned all of its right, title and interest in the Original Lease to Landlord and Landlord assumed all the duties and obligations of GEM 460 accruing from and after October 31, 2001 under the Original Lease; and

     WHEREAS, since the execution and delivery of the Original Lease, the property subject to the Original Lease has been subdivided and certain property has been dedicated for public infrastructure improvements to Isle of Wight County, Virginia; and

     WHEREAS, the parties hereto now desire to amend the legal description of the property subject to the Original Lease as described in Exhibit A to the Original Lease and to amend the legal description of the expansion parcel as described in Exhibit G to the Original Lease so that such legal descriptions are consistent with the subdivision plat recorded by GEM 460 in connection with its development of the property in accordance with the terms of the Original Lease.

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     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

     1. Exhibit A attached to the Original Lease is hereby substituted and replaced with Exhibit A attached hereto and made a part hereof, and all references to Exhibit A in the Original Lease from the date hereof shall be deemed to mean the property described in Exhibit A attached hereto.

     2. Exhibit G attached to the Original Lease is hereby substituted and replaced with Exhibit G attached hereto and made a part hereof, and all references to Exhibit G in the Original Lease from the date hereof shall be deemed to mean the property described in Exhibit G attached hereto.

     3. All terms and provisions of the Original Lease not amended hereby are hereby ratified and confirmed by the parties hereto and shall remain in full force and effect.

     IN WITNESS WHEREOF, Landlord and Tenant have signed this First Amendment to Original Lease at the place and on the date specified adjacent to their signatures below.

Signed on     1 - 24, 2002             GEM BIG BETHEL, L.L.C.
          ----------------

at Va Beach, Va.                       By: /s/ John L. Gibson III
   ----------------                       -----------------------
                                           Manager

Signed on 1-24, 2002                    COST PLUS, INC.,
                                       a California corporation

at Oakland, California                 By: /s/ Murray Dashe
                                          ----------------------
                                          Murray Dashe
                                          Chairman of the Board
                                          CEO and President

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                                   Exhibit A
                                   ---------

                        Legal Description for Parcel 2A

All that parcel of land known, numbered and designated as Parcel 2A as shown on that certain subdivision plat entitled "Plat Showing a Resubdivision of Parcels 1 and 2 of Shirley T. Holland Industrial Park Forming Parcels 1A, 2A, A Variable Width Access Road Dedication and Pump Station Parcel", dated March 8, 2001, prepared by Timmons, and recorded in the Clerk's Office of the Circuit Court of Isle of Wight County, Virginia in Plat Cabinet 2, Slide 84, Page 3.

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                                   Exhibit G

                         Legal Description for Parcel 3

All that parcel of land known, numbered and designated as Parcel 3 as shown on that certain subdivision plat entitled "Plat Showing Parcels 2 and 3 of Shirley
T. Holland Industrial Park and Creating a 60' Temporary Access", dated March 8, 2001, prepared by Timmons, and recorded in the Clerk's Office of the Circuit Court of Isle of Wight County, Virginia in Plat Cabinet 2, Slide 83, Page 16.

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